SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                          FRANCHISE CAPITAL CORPORATION
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                          FRANCHISE CAPITAL CORPORATION
                              A NEVADA CORPORATION

                       8655 E. Via De Ventura Suite G-217
                              Scottsdale, AZ 85258
                              Phone: (480) 355-8142

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        OF FRANCHISE CAPITAL CORPORATION
                           TO BE HELD ON JUNE 29, 2006

The Annual Meeting of Stockholders (the "Meeting") of FRANCHISE CAPITAL CORPORATION, a Nevada Corporation (the "Company"), will be held at the Company's corporate offices at 8655 E. Via De Ventura Suite G-217 Scottsdale, AZ 85258 on June 29, 2006 at 10:00a.m., local time, to consider - and vote on the following proposals:

                               PURPOSE OF MEETING

1) To withdraw its election to be subjected to sections 55 through 65 of the Investment Company Act of 1940 (the "Act"), pursuant to the provisions of section 54(c) of the Act.

2) To elect to the Board of Directors two (2) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal.

3) To ratify the appointment of Epstein Weber & Conover, PLC as the independent public accountants for the Company for the year ending June 30, 2005.

4) To transact such other business as may properly come before the Meeting and any adjournments thereof.

ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MAY 31, 2006 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE MEETING.

PLEASE FILL IN, SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO TRANSFER ONLINE AT 317 SW ALDER, 2ND FLOOR, PORTLAND, OREGON, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                   FRANCHISE CAPITAL CORPORATION


                                   By: /s/ Charles Neild
                                      ------------------------------------------
                                       Charles Neild, Chief Executive Officer
                                       Scottsdale, AZ
                                       Dated: May 17, 2006

                          FRANCHISE CAPITAL CORPORATION
                              A NEVADA CORPORATION
                           7400 E. McDonald Suite 121
                              Scottsdale, AZ 85050
                                 (480) 355-8142

                                 PROXY STATEMENT

This proxy statement is furnished to the stockholders of Franchise Capital Corporation, a Nevada corporation (the "Company"), in connection with the Annual Meeting of Stockholders (the "Meeting") to be held at the Company's corporate offices at 8655 E. Via De Ventura Suite G-217 Scottsdale, AZ 85258 on June 29, 2006 at 10:00a.m., local time.

The Meeting will be held to consider and vote on the following proposals:

                               PURPOSE OF MEETING

1) To withdraw its election to be subjected to sections 55 through 65 of the Investment Company Act of 1940 (the "Act"), pursuant to the provisions of section 54(c) of the Act.

2) To elect to the Board of Directors two (2) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal.

3) To ratify the appointment of Epstein Weber & Conover, PLC as the independent public accountants for the Company for the year ending June 30, 2005.

4) To transact such other business as may properly come before the Meeting and any adjournments thereof.

The list of all stockholders of record on May 31, 2006 will be available at the Meeting and at the Company's corporate offices at 8655 E. Via De Ventura Suite G-217 Scottsdale, AZ 85258 on June 29, 2006, (480) 355-8142.

                           INCORPORATION BY REFERENCE

Franchise Capital Corporation, a Nevada corporation (the "Company") is currently subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, in accordance therewith, filed reports, proxy and Proxy Statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy and Proxy Statements and other information may be inspected and copied at the public reference facilities of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; and at its Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511, and copies of such materials can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, such materials may be accessed electronically at the Commission's site on the World Wide Web, located at http:/www.sec.gov. The Company intends to furnish its stockholders with annual reports containing audited financial statements and such other periodic reports as the Company may determine to be appropriate or as may be required by law.

The Company's Annual Report on Form 10-K/A for the year ended June 30, 2005 filed on April 19, 2006, is incorporated by reference in this Proxy Statement.

Upon written request, the Company will provide, without charge a copy of its Annual Report on Form 10-K, for the year ended June 30, 2005, to any stockholder of record or any stockholder who owned Common stock listed in the name of a bank or broker, as nominee, at the close of business on May 31, 2006.

Requests should be addressed to the Company, to the attention of Franchise Capital Corporation, 8655 E. Via De Ventura Suite G-217 Scottsdale, AZ 85258.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

The following information is provided to stockholders to explain the use of this Proxy Statement for this Meeting:

Only stockholders of record at the close of business on May 31, 2006 are entitled to vote at the Meeting. The Company's Common Stock is its only classes of voting securities. As of May 17, 2006, the Company has issued and outstanding 72,062,852 shares of Common Stock of record.

REVOCABILITY OF PROXIES

A PROXY FOR USE AT THE MEETING IS ENCLOSED. ANY STOCKHOLDER WHO EXECUTES AND DELIVERS A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATGER DATE. IN ADDITION, A STOCKHOLDER MAY REVOKE A PROXY PREVIOUSLY EXECUTED BY HIM BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON.

VOTING AND SOLICITATION

Proxies are being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. Solicitation will be primarily by mail, but may also be made by telephone, fax transmission or personal contact by certain officers and directors of the Company, who will not receive any compensation therefore. Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS TO THE CONTRARY, PROPERTY EXECUTED PROXIES WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED ABOVE. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

Each share of Common Stock is entitled to one vote for each share held as of record, and there are no preemptive rights. The Company's current Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws do not provide for cumulative voting for the election of directors or any other purpose.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

Shares representing more than 50% of the voting power of the shares of Common Stock outstanding on the Record Date, which have voting rights, must be represented at the Meeting to constitute a quorum for conducting business. In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified.

The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting (the "Votes Cast") with respect to such matter.

The Company will count abstentions for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business, and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against the proposal.

Further, the Company intends to count broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, although broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's next Annual Meeting of Stockholders for the fiscal year ending June 30, 2006, must be received by the Company no later than June 28, 2006, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

DIRECTORS AND EXECUTIVE OFFICERS

The directors of the Company currently have terms which will end at the next annual meeting of the stockholders of the Company hereby noticed, or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors. There are no family relationships among any of the Company's directors and executive officers.

The following sets forth certain biographical information concerning the following persons, whom have been nominated by the Board of Directors to be directors and officers of the Company:

CHARLES NEILD, CHAIRMAN, PRESIDENT, & CEO, Mr. Neild has recently been appointed by the Board to serve until the next election. The Board feels his many years of experience in work with small public companies to be what the Company needs at this stage.

JANET CRANCE, CHIEF FINANCIAL OFFICER, TREASURER AND DIRECTOR, Ms. Crance, who holds a Bachelor's Degree in Business Administration, has over 27 years experience in the accounting profession. She is a Certified Public Accountant and is President of Janet L. Crance, PC, a public accounting firm specializing in small business accounting, tax compliance and business consulting.

ROBERT MADIA, INDEPENDENT DIRECTOR, Mr. Madia has owned and operated an insurance agency in the Pittsburgh area since 1957. The agency handles all types of insurance for individuals and businesses. Along with a couple of non-profit organizations, he is also on the board of directors of a large, regional, bottled water company in Virginia and North Carolina, Diamond Springs Water Company.

ROBERT MCCOY, INDEPENDENT DIRECTOR, Mr. McCoy is an experienced senior executive. As president of Marquis Elevator, Inc. from 1975 to 1990, he built and then later sold the largest independent elevator company in Nevada. Subsequent to selling Marquis Elevator, Mr. McCoy was the General Manager of Canyon Investments, Inc. in Las Vegas Nevada from 1990 to 1996. Since 1996, Mr. McCoy has served as Facilities Manager for the Church of Jesus Christ of Latter Day Saints, responsible for 487,000 square feet of facilities in the Las Vegas area. Mr. McCoy is a graduate of the University of Tennessee.

DONALD SCHWALL, INDEPENDENT DIRECTOR, Mr. Schwall has spent his entire professional career in the securities industry. Throughout the 1990's he excelled at PaineWebber, Inc. as a trust and trading specialist, managing the sale and reinvestment of large cap corporate executive equity positions. In 1999 he moved to San Francisco, CA and soon founded eMerge Solutions, Inc., a securities and business development firm focused on assisting small cap and emerging growth companies. By combining analysis and research the company provides strong strategic counsel to enhance client access to U.S. and international capital markets. eMerge Solutions deploys these disciplines and resources across a range of financial communications scenarios including initial public offerings, merger-and-acquisition communications and strategic positioning.

COMMITTEES

Each member of the Board of Directors other than Charles Neild, President and CEO, also serves on the Audit Committee of the Board of Directors. The Audit Committee recommends the engagement of the Company's independent accountants. In addition, the Audit Committee reviews comments made by the independent accountants with respect to internal controls and considers any corrective action to be taken by management; reviews internal accounting procedures and controls within the Company's financial and accounting staff; and reviews the need for any non-audit services to be provided by the independent accounts. The Audit Committee operates under a written charter.

The Company does not have any employment contracts with its officers or its employee director. The Company does not have a compensation committee or a nominating committee because of the Company's size, revenues and number of employees.

For the year ended June 30, 2005, the Company used Epstein Weber & Conover, PLC ("Epstein") as independent auditors. The auditor's reports on the Company's financial statements for the last two years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, Epstein's opinion in its report on the Company's financial statements for last two years ended June 30, 2005 and 2004 included an explanatory paragraph which expressed substantial doubt with respect to the Company's ability to continue as a going concern.

Further, there have not been any disagreements with Epstein on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Epstein, would have caused them to make reference to the subject matter of the disagreement in connection with their audit report.

This report is submitted by the Audit Committee of the Board, which reviews with the independent auditors and management the annual financial statements and independent auditors' opinion, reviews the results of the audit of the Company's annual financial statements and the results of the reviews of the quarterly financial statements for each of the first three quarters in the fiscal year with the independent auditors, and periodically reviews the Company's accounting policies and internal accounting and financial controls for the fiscal year ended June 20, 2005. Robert Madia, Robert McCoy and Donald Schwall are not officers or employees of the Company, and aside from being directors of the Company, each is otherwise independent of the Company (as independence is defined pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards).

The Audit Committee has reviewed the audited balance sheets, statements of operations, investments, stockholders' equity and cash flows as of June 30, 2005, and has discussed them with both management and Epstein. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with Epstein that firms' independence. Based on its review of the financial statements and these discussions, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K/A for the fiscal year ended June 30, 2005 filed with the Securities and Exchange Commission on April 19, 2006.

Respectfully submitted by the Audit Committee this 17th day of May 2006:

Robert Madia
Robert McCoy
Donald Schwall

                             EXECUTIVE COMPENSATION

  SUMMARY COMPENSATION TABLE

The following table sets forth the annual and long-term compensation for services in all capacities for the years ended June 30, 2005, June 30, 2004 and June 30, 2003 paid to Bradford Miller. On July 13, 2005, Bradford Miller voluntarily resigned as President, CEO and Chairman. Effective as of the same date, to fill the vacancies created by Bradford Miller's resignation, the Board of Directors appointed Edward Heisler to be the Company's President, CEO and Chairman. Mr. Charles Neild replaced Mr. Heisler on May 10th, 2006. No other executive officers received compensation exceeding $100,000 during the year ended June 30, 2005.

                           Summary Compensation Table

                                        Annual Compensation                 Long Term Compensation
                                --------------------------------   ---------------------------------------
                                                                     Awards
                                                                   ----------
                                                       Other       Restricted   Securities
     Name and                                          Annual        Stock      Underlying      All Other
Principal Position      Year     Salary     Bonus   Compensation    Award(s)     Options      Compensation
------------------      ----     ------     -----   ------------    --------     -------      ------------
Brad Miller             2003    $      0     $ 0         $ 0              --        --             --
President               2004    $100,000     $ 0         $ 0       1,000,000        --             --
                        2005    $100,000     $ 0         $ 0              --        --             --

OPTION/SAR GRANTS

No stock options were granted to the Company's executive officers, nor were any options exercised during the year ended June 30, 2005.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

The Company has no compensatory plans or arrangements which relate to the resignation, retirement or any other termination of an executive officer or key employee with the Company, a change in control of the Company or a change in such executive officer's or key employee's responsibilities following a change in control.

AUDIT COMMITTEE

The Board's Audit Committee consists of Robert Madia, Robert McCoy, and Donald Schwall.

COMPENSATION OF DIRECTORS

The Company currently compensates its independent Directors at the rate of $1,000.00 per month.

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934.

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers and beneficial holders of more than 10% of the Company's Common Stock to file with the Commission initial reports of ownership and reports of changes in ownership and reports of changes in ownership of such equity securities of the Company. As of the date of this Proxy Statement, the Company believes that all reports which needed to be filed have been filed in a timely manner for the year ended June 30, 2005.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

 The following table reflects, as of May 17, 2006, the beneficial Common Stock ownership of: (a) each director of the Company, (b) each Named Executive (See "Executive Compensation"), (c) each person known by the Company to be a beneficial holder of five percent (5%) or more of its Common Stock and Preferred Stock, and (d) all executive officers and directors of the Company as a group:

                                     Number of Shares                                  Percentage
Name and Address(1)                  Beneficially Owned              Class             of Class(2)
-------------------                  ------------------              -----             -----------
Charles Neild                                0                Common                       *
Chief Executive Officer, Chief
Compliance Officer, Secretary and
Chairman

Janet Crance                            50,000                Common                       *
Chief Financial Officer,                25,000                Series C Preferred(3)        2%
Treasurer, and Director

Robert Madia                           152,245                Common                       *
Director                                45,000                Series C Preferred(3)        4%

Donald Schwall                               0                Common                       *
Director

Robert McCoy                                 0                Common                       *
Director

Franchise Royalty Corporation          320,500                Series C Preferred(3)       27%

Whatever Sweet Peas, LLC               320,500                Series C Preferred(3)       27%

All directors and executive            152,245                Common                       *
officers (4 persons)                    45,000                Series C Preferred(3)        4%

----------
*    Denotes less than 1%
(1) Unless indicated otherwise, the address for each of the above listed is c/o Franchise Capital Corporation at 8655 E. Via De Ventura Suite G-217 Scottsdale, AZ 85258 .
(2) The above percentages are based on 72,062,852 shares of common stock and 1,182,500 shares of Series C Preferred Stock outstanding as of May 17, 2006.
(3) Series C Preferred Stock has no voting rights, but is convertible in to common stock on a 1:1 basis and can, as a class, elect three members of the Board of Directors, provided that a majority of the Board is, at all times, independent.

The number of shares and percentages of class beneficially owned by the entities above is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individuals has sole or shared voting power or investment power and also any shares as to which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

                    MATTERS FOR CONSIDERATION BY STOCKHOLDERS

PROPOSAL 1. WITHDRAW ELECTION TO BE SUBJECTED TO SECTIONS 55 THROUGH 65 OF THE INVESTMENT COMPANY ACT OF 1940 PURSUANT TO THE PROVISIONS OF SECTION 54(A) OF THE ACT.

The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to withdraw its election to be subjected to sections 55 through 65 of the Investment Company Act of 1940 (the "Act"), pursuant to the provisions of section 54(c) of the Act.. The Board of Directors believes that the Company can operate more efficiently as a standard 1934 Act Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

PROPOSAL 2. ELECTION OF DIRECTORS.

Two (2) directors will be elected at the Annual Meeting, each to hold office until the next Annual Meeting of the Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors. There are no family relationships among any of the Company's directors and executive officers. In the absence of instructions to the contrary, shares of Common Stock represented by properly executed proxies will be voted for the two (2) nominees listed herein below, all of whom are recommended by management of the Company and who have consented to be named and to serve if elected.

In the event that any management nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

The Board of Directors met or adopted actions by unanimous written consent approximately twenty six (26) times during the year ended June 30, 2005.

The Board knows of no reason why any of the nominees will be unavailable or decline to serve as a director.

The affirmative vote of a majority of the combined Votes Cast at the Meeting is required to elect the directors nominated below.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW.

                        NOMINEES FOR ELECTION AS DIRECTOR

At the annual meeting, the stockholders will elect two directors to serve until 2006 annual meeting of stockholders. The Company has already obtained majority written consent from its Series C Preferred Stockholders to elect three directors, Robert McCoy, Donald Schwall, and Robert Madia and they have consented to election. The Series C Preferred Stock as a class, can elect three members of the Board of Directors, provided that a majority of the Board is, at all times, independent. At this point, the Series C Preferred Stockholder has nominated three directors leaving two to be nominated at the annual meeting.

Assuming a quorum is present, the two nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company. Stockholders are not entitled to cumulate votes in the election of directors. All nominees have consented to serve as directors, if elected. If nay nominee is unable or unwilling to serve as a director at the time of the annual meeting, the persons who are designated as proxies intent to vote, in their discretion, for such other persons, if any, as may be designated by the board of directors. As of the date of this proxy statement, the board of directors has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

The names of the nominees, their ages as of May 17, 2006, and certain other information about them are set forth below:

    Name                   Age                    Position
    ----                   ---                    --------
Charles Neild              62    Chief Executive Officer, President, Chief
                                 Compliance Officer, Secretary and Chairman
Janet Crance               50    Chief Financial Officer, Treasure, and Director
Robert Madia (1)(2)(3)     71    Director
Donald Schwall (1)(2)(3)   35    Director
Robert McCoy (1)(2)(3)     62    Director

----------
(1) The Company has obtained majority written consent from its Series C Preferred Stockholders to elect Robert McCoy, Donald Schwall and Robert Madia to serve until 2006 annual meeting and they have consented to election. The Series C Preferred Stock as a class, can elect three members of the Board of Directors, provided that a majority of the Board is, at all times, independent.
(2)  Member of the Audit Committee
(3)  Member of the Investment Committee

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

PROPOSAL  3.  RATIFICATION  OF  APPOINTMENT  OF  INDEPENDENT   CERTIFIED  PUBLIC
ACCOUNTANT.

The Board of Directors of the Company has appointed the accounting firm of Epstein Weber & Conover, PLC as independent certified public accountants for the Company for the year ending June 30, 2005, subject to stockholder approval. The Company has been advised that neither that firm nor any of its partners has any material relationship with the Company or any affiliate of the Company.

(a) Audit Fees: For the fiscal year ended June 30, 2005, Epstein Weber & Conover, PLC billed the Company approximately $19,000 for the audit of the Company's annual financial statements for the year then ended and for pre-filing reviews for all Form(s) 10-Q for that fiscal year.

(b) Audit-Related Fees: NONE

(c) Tax Fees: NONE

(d) All Other Fees: NONE

(e) A representative of Epstein Weber & Conover, PLC is expected to be present at the Meeting to make a statement, if he or she desires to do so, and to be available to respond to appropriate questions at the Meeting. In the event that the stockholders disapprove the appointment of independent public accountants for the Company, the Board of Directors will review its selection.

Approval of the appointment of Epstein Weber & Conover, PLC, independent certified public accountants for the Company for the year ending June 30, 2006, requires the affirmative vote of a majority of the combined Votes Cast.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING JUNE 30, 2006.

                                BY ORDER OF THE BOARD OF DIRECTORS OF
                                FRANCHISE CAPITAL CORPORATION

                                By: /s/ Charles Neild
                                   ------------------------------------------
                                   Charles Neild
                                   Chief Executive Officer
                                   Scottsdale, Arizona
                                   Dated: May 17 , 2006

                                 REVOCABLE PROXY
                          FRANCHISE CAPITAL CORPORATION
                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            To be held June 29, 2006

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Charles Neild, proxy, with full power of substitution, to vote all shares of stock of Franchise Capital Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on June 29, 2006, at 10:00a.m., local time, at the Company's offices located at 8655 E. Via De Ventura G-217 Scottsdale, AZ 85258, a copy of which has been received by the undersigned. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof, and upon which the persons named as attorneys in the proxies may exercise discretion under applicable law.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3

1. To withdraw its election to be subjected to sections 55 through 65 of the Investment Company Act of 1940 (the "Act"), pursuant to the provisions of section 54(c) of the Act.. The Board of Directors believes that the Company can operate more efficiently as a 1934 Act Company.

                            FOR             AGAINST               ABSTAIN
                            [ ]               [ ]                   [ ]

2. To elect two (2) members to the Board of Directors for the specified term or until his successor is elected and qualified:

(1) Charles Neild           FOR              AGAINST               ABSTAIN
                            [ ]                [ ]                   [ ]
(2) Janet Crance            FOR              AGAINST               ABSTAIN
                            [ ]                [ ]                   [ ]
(3) Robert Madia            FOR              AGAINST               ABSTAIN
                            [ ]                [ ]                   [ ]
(4) Robert McCoy            FOR              AGAINST               ABSTAIN
                            [ ]                [ ]                   [ ]
(5) Donald Schwall          FOR              AGAINST               ABSTAIN
                            [ ]                [ ]                   [ ]

3. To ratify the appointment of independent public accountants for the Company for the year ending June 30, 2005.

                            FOR             AGAINST               ABSTAIN
                            [ ]               [ ]                   [ ]

If signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign.

Signature
         ----------------------------------------------

Name
     --------------------------------------------------

Number of voting shares
                       --------------------------------

Date
    ---------------------------------------------------

[ ] MARK HERE IF YOU PLAN TO ATTEND THE MEETING

[ ] MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

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